UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 535-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
Signatures
Exhibit Index
EX-99.1 Press Release Dated July 20, 2005
EX-99.2 Slide Presentation for July 20, 2005 Conference Call

Item 2.02. Results of Operations and Financial Condition.

     On July 20, 2005, Dana Corporation (Dana) issued a news release regarding its earnings for the fiscal quarter and six-month period ended June 30, 2005. A copy of that release is furnished as Exhibit 99.1 to this Current Report.

     The earnings release includes tables showing (i) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Statements of Income (Unaudited) for the Three Months and Six Months Ended June 30, 2005 and 2004; (ii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Balance Sheets (Unaudited) as of June 30, 2005 and December 31, 2004; and (iii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Cash Flow Impacts on Net Debt (Unaudited) for the Three Months and Six Months Ended June 30, 2005 and 2004. As accounting principles generally accepted in the United States (GAAP) require that Dana Credit Corporation (DCC) be included in Dana’s results on a consolidated basis, these tables contain non-GAAP financial measures. For each of these tables, the earnings release also includes (i) a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable GAAP financial measures. Management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Dana’s financial condition and results of operations because management evaluates Dana’s operating segments and regions as if DCC were accounted for on the equity method of accounting. This is done because DCC is not homogenous with Dana’s manufacturing operations, its financing activities do not support the sales of the other operating segments and its financial and performance measures are inconsistent with those of the other operating segments. Moreover, the financial covenants contained in Dana’s long-term bank facility are measured with DCC accounted for on an equity basis.

Item 7.01. Regulation FD Disclosure.

     During a conference call scheduled to be held at 1:00 p.m. EDT on July 20, 2005, Dana’s Chairman and Chief Executive Officer, Michael J. Burns, and Chief Financial Officer, Robert C. Richter, will discuss Dana’s second quarter and six-month 2005 results. Copies of the slides for this presentation are furnished as Exhibit 99.2 to this Current Report.

     Certain of the slides in Exhibit 99.2 include financial measures which are not presented in accordance with GAAP. These include (i) slide 3 (which presents income from continuing operations, excluding unusual items); and (ii) slides 13, 14, 15 and 16, (which include DCC on an equity basis). Slides 33 through 38 of the presentation; Item 2.02, above; and Dana’s earnings release in the attached Exhibit 99.1 also contain information about the reconciliation of some of these non-GAAP financial measures to comparable GAAP financial measures and an explanation of why management believes the non-GAAP financial measures provide useful information to investors.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     99.1 Press release dated July 20, 2005 (furnished but not filed)

     99.2 Slides for July 20, 2005 conference call (furnished but not filed)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation (Registrant)

Date: July 20, 2005	By:	/s/ Robert C. Richter

Name: Robert C. Richter
Title: Chief Financial Officer

Exhibit Index

     99.1 Press release dated July 20, 2005

     99.2 Slide presentation for July 20, 2005 conference call

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